EXHIBIT 32.2

Certification of Chief Financial Officer Regarding Periodic Report Containing
Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James Traicoff, the Chief Financial Officer of Wegener Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the quarter ended November 27, 2009 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Traicoff

Name:	James Traicoff
Title:	Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	January 11, 2010